
OVERSIZE LOAD

# 2018 Annual Shareholder Meeting

June 6, 2018

# Forward Looking Statements

Certain statements in this presentation, other than purely historical information, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended that are based on current expectations, estimates and projections about our business, management's beliefs, and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "forecasts," "should," "could" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by us include the important factors discussed in Part I— Item 1A, "Risk Factors" of our most recent Annual Report on Form 10-K and from time to time in our other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. If we do update or correct one or more forward-looking statements, investors and others should not conclude that we will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

# Strategy

Northwest Pipe's strategy is to expand into a broader water market in which we can capitalize on the unique attributes of our market position, capabilities, reputation and our nationwide sales and distribution footprint. Our goal is to create transformational growth and profitability in order to drive Northwest Pipe's shareholder value.

Our strategy will be two-pronged:

1. Improve upon our core water transmission business where there are limited but identified potential acquisition opportunities.

2. Grow in one or more adjacent water market segments through either investment or acquisitions.

Northwest Pipe Company

## Favorable Market Dynamics

- Americans use 42 billion gallons of drinking water each day
- Most pipe that delivers drinking water was installed during the early to mid 20th century
- Pipe life span of 75-100 years
- Leaking pipes lose 6 billion gallons of treated drinking water every day
  - That's 14-18% of treated water lost
  - Includes ~240,000 water main breaks each year
  - Each day's loss could supply 15 million households
- Water infrastructure investment has been inadequate for many years

**U.S. Water Supply Construction Starts**



($Billions)
2017-2021 CAGR: 6.6%
10.7
10.7
11.8
10.0
10.7
12.0
12.7
12.9
14A
15A
16A
17E
18E
19E
20E
21E

- At current replacement rates, it will take twice the estimated life span of the system
- American Water Works Association estimates $1 trillion is needed to restore and expand the existing water system to meet the growing population's needs.

Source: Dodge Data & Analytics – 1st Quarter 2018, American Society of Civil Engineers "2017 Infrastructure Report Card" and American Water Works Association

# Water Transmission Upcoming Bidding Activity

- **Texas**
  - SWIFT program, $2.2 billion
  - Multiple projects in Houston – 90,000 tons
  - Lower Bois d'Arc Creek Reservoir – 60,000 tons
- **California**
  - Southern California (Metropolitan Water District) pipeline relining programs – 20 years, 8,000-10,000 tons/year
  - San Diego Pure Water – 6,000 tons
  - Santa Clara Valley Pure Water – 8,500 tons
  - Cadiz Valley Water Conservation, Recovery and Storage Project – 25,000 tons
- **Southeast Oklahoma Raw Water Supply System** – 66,000 tons
- **Red River Valley Water Supply in North Dakota –** 87,000 tons

Northwest Pipe Company

## Northwest Pipe is the Largest Manufacturer of Engineered Steel Pipe for Water Infrastructure Market in North America

- Five manufacturing facilities strategically located throughout the United States
- Nationwide footprint with largest market share in peer group
- Industry leader that is best positioned as a platform for further growth and consolidation
  - Largest, most flexible capabilities in the water transmission market
  - Permalok®, product of choice in microtunneling market
  - Strong relationships with agencies, engineers and contractors
- Supplier of choice for long-distance, raw-water transmission programs

# Strategic Footprint with Customer Access Throughout the U.S.

- Well positioned to serve customers and states that are most in need of water infrastructure investment

**20-Year Water Infrastructure Investment Need by State**

($Billions)



NWPX facilities
Partially surveyed States
$1.0 - $2.9
$3.0 - $10.0
More than- $10.0

Source: Environmental Protection Agency, 2013.

# Widest Range of Capabilities for Steel Pressure Pipe Market

| | Product Category | Pictures | Commentary |
|---|---|---|---|
| Pipe Tubing | Spiral Weld Steel |   | • 12-inch through 156-inch outside diameter<br>• Wall thickness of 0.105-inch through 1.00-inch |
| Pipe Tubing | Rolled and Welded |   | • Custom plate rolling and welding up to 4-inch thickness<br>• Unique capability allows for custom fabrication of heavy-wall pipe for special applications beyond the range of spiral mills |
| Pipe Tubing | Bar-Wrapped Concrete Cylinder |    | • AWWA C303 concrete cylinder pipe<br>• Diameters of 12 to 66 inches<br>• Design pressure up to 400 psi and length of up to 40 feet |
| Other | Linings |   | • Cement-mortar, paint and polyurethane linings |
| Other | Coatings |    | • Tape, cement-mortar, Pritec®, coal-tar enamel, paints and polyurethane coatings |
| Other | Joints |  O-ring Joint  Lap-welded Joint | • Offers both welded and gasketed joints<br>• Couplings and flanges used for valve connections or where the diameter changes |
| Other | Fabrication |     | • Offers custom fabrication at each manufacturing facility<br>• Elbows, tees, flanges, and other specials are fabricated in-plant by AWS qualified welders |

Northwest Pipe Company

# Permalok® Products

- In 2013, acquired Permalok, the manufacturer of the proprietary interlocking pipe joining system
- Permalok® products manufactured at St. Louis and Salt Lake City facilities
- T-5 Permalok® joint eliminates the need for time-intensive field-applied butt welds on trenchless installations of casing pipes
- 20+ years of use with over 1.5 million feet installed

| 24" Permalok® Casing Pipe | VS. | 24" Welded Steel Casing Pipe |
|---|---|---|
| A 24" Permalok® connection is made in 6 minutes or less, allowing a crew to install up to 10 pieces of casing 20 feet long in one 8 hour shift | | The best field welders take 90 minutes to fit and butt weld one joint of 24" x .500" thick casing. At that rate the same crew can install only 3-4 pieces of casing 20 feet long in one 8 hour shift |
| ***End Result:*** *200 linear ft./day* | *VS.* | ***End Result:*** *60 to 80 linear ft./day* |
|  | VS. |  |
| **60" Permalok® Casing Pipe** | **VS.** | **60" Welded Steel Casing Pipe** |
| A 60" Permalok® connection is made in 6 minutes or less, allowing a crew to install up to 10 pieces of casing 20 feet long in one 8 hour shift | | The best field welders take 180 minutes to fit and butt weld one joint of 60" x .750" thick casing allowing a crew to install only 2-3 pieces of 20 feet long casing in one 8 hour shift |
| ***End Result:*** *200 linear ft./day* | *VS.* | ***End Result:*** *40 to 60 linear ft./day* |

## Applications


Microtunneling & Pipe Jacking


Auger Boring


Pipe Ramming


Direct Pipe


Horizontal Directional Drilling

# Water Transmission Strengths

- Well Positioned Industry Leader
  - Largest, most flexible capacity in the market
  - Skilled project management group, exceptional customer service track record
  - Permalok® provides superior product to the microtunnel market
  - Low freight costs
  - Strong relationships with agencies, engineers and contractors
  - Improving operational efficiency

Northwest Pipe Company

# Points of Focus

1. Improving performance of existing business by focusing on margin over volume
2. Finding strategic growth opportunities for our water infrastructure business
3. Driving cost reductions and efficiencies at all levels of the Company
4. Monetizing the remaining non-strategic assets in Houston and Monterrey

# Appendix

Northwest Pipe Company

# Income Statement Summary

| ($ in millions) | | FY 2016 | | FY 2017 | | Q1 2018 |
|---|---|---|---|---|---|---|
| Net sales | $ | 149.4 | $ | 132.8 | $ | 33.3 |
| Cost of sales | | 149.7 | | 127.0 | | 32.0 |
| Gross profit (loss) | | (0.3) | | 5.8 | | 1.3 |
| Selling, general and administrative | | 16.9 | | 14.1 | | 3.4 |
| Gain on sale of facility | | (7.9) | | - | | - |
| Restructuring expense | | 1.0 | | 0.9 | | 0.3 |
| Operating loss | | (10.3) | | (9.2) | | (2.4) |
| Other income | | - | | 0.2 | | 0.2 |
| Interest income | | - | | - | | 0.1 |
| Interest expense | | (0.5) | | (0.5) | | (0.1) |
| Loss from continuing operations before income taxes | | (10.8) | | (9.5) | | (2.2) |
| Income tax benefit | | (4.1) | | (1.1) | | (0.2) |
| Net loss from continuing operations | | (6.7) | | (8.4) | | (2.0) |
| Diluted loss per share from continuing operations | $ | (0.71) | $ | (0.88) | $ | (0.20) |

Northwest Pipe Company

# Balance Sheet Summary

| ($ in millions) | | 12/31/2017 | | 03/31/2018 |
|---|---|---|---|---|
| Cash and cash equivalents | $ | 43.6 | $ | 40.0 |
| Trade and other receivables, net | | 29.0 | | 24.3 |
| Contract assets | | 44.5 | | 44.8 |
| Inventories | | 17.1 | | 17.1 |
| Other current assets | | 6.6 | | 5.7 |
| Total current assets | | 140.8 | | 131.9 |
| Property and equipment, net | | 78.7 | | 78.3 |
| Other assets | | 10.8 | | 9.5 |
| Total assets | $ | 230.3 | $ | 219.7 |
| Current portion of capital lease obligations | $ | 0.3 | $ | 0.4 |
| Accounts payable | | 7.5 | | 4.5 |
| Accrued liabilities | | 6.6 | | 5.1 |
| Contract liabilities | | 2.6 | | 1.1 |
| Total current liabilities | | 17.0 | | 11.1 |
| Capital lease obligations, less current portion | | 0.7 | | 1.0 |
| Other long-term liabilities | | 12.3 | | 11.3 |
| Total liabilities | | 30.0 | | 23.4 |
| Total stockholders' equity | | 200.3 | | 196.3 |
| Total liabilities and stockholders' equity | $ | 230.3 | $ | 219.7 |


OVERSIZE LOAD

2018 Annual
Shareholder Meeting
June 6, 2018